UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 7, 2007

3M COMPANY
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

File No. 1-3285	41-0417775
(Commission File Number)	(IRS Employer Identification No.)

3M Center, St. Paul, Minnesota	55144-1000
(Address of Principal Executive Offices)	(Zip Code)

(651) 733-1110
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

Attached as Exhibit 100 to this report are the following financial statements from 3M Company’s Quarterly Report on Form 10-Q for the period ended June 30, 2007, filed with the Securities and Exchange Commission on August 7, 2007, formatted in XBRL (Extensible Business Reporting Language): (i) the Consolidated Statement of Income for the three month and six month periods ended June 30, 2007 and 2006, (ii) the Consolidated Balance Sheet at June 30, 2007 and December 31, 2006 and (iii) the Consolidated Statement of Cash Flows for the six month periods ended June 30, 2007 and 2006. Users of this data are advised pursuant to Rule 401 of Regulation S-T that the financial and other information contained in the XBRL documents is unaudited and that these are not the official publicly filed financial statements of 3M Company. The purpose of submitting these XBRL formatted documents is to test the related format and technology and, as a result, investors should continue to rely on the official filed version of the furnished documents and not rely on the information in this Current Report on Form 8-K, including Exhibit 100, in making investment decisions.

In accordance with Rule 402 of Regulation S-T, the information in this Current Report on Form 8-K, including Exhibit 100, shall not be deemed to be “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

100

The following financial statements from 3M Company’s Quarterly Report on Form 10-Q for the period ended June 30, 2007, filed on August 7, 2007, formatted in XBRL: (i) the Consolidated Statement of Income for the three month and six month periods ended June 30, 2007 and 2006, (ii) the Consolidated Balance Sheet at June 30, 2007 and December 31, 2006 and (iii) the Consolidated Statements of Cash Flows for the six month periods ended June 30, 2007 and 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

3M COMPANY

	By:	/s/	Gregg M. Larson
Gregg M. Larson,
Deputy General Counsel and Secretary

Dated: September 19, 2007

EXHIBIT INDEX

Exhibit Number	Description

100

The following financial statements from 3M Company’s Quarterly Report on Form 10-Q for the period ended June 30, 2007, filed on August 7, 2007, formatted in XBRL: (i) the Consolidated Statement of Income for the three month and six month periods ended June 30, 2007 and 2006, (ii) the Consolidated Balance Sheet at June 30, 2007 and December 31, 2006 and (iii) the Consolidated Statements of Cash Flows for the six month periods ended June 30, 2007 and 2006.